Intangible Assets, Net (Details) - Schedule of Future Amortization Expenses - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Schedule of Future Amortization Expenses [Abstract]
2024	$ 32,401
2025	20,122
2026	19,106
2027	18,549
2028	13,267
Total	$ 103,445	$ 45,397